Subsequent Events	6 Months Ended
Mar. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
Note 16 — Subsequent Events

The Company has evaluated events and transactions occurring subsequent to March 31, 2012, for items that should potentially be recognized or disclosed in these financial statements. The evaluation was conducted through the date these financial statements were issued.

On January 17, 2012, the Company announced that it has adopted a plan of conversion and reorganization (the "Plan") pursuant to which Malvern Federal Savings Bank will reorganize from the two tier mutual holding company structure to the stock holding company structure and will undertake a "second step" offering of shares of common stock of a new Pennsylvania corporation formed in connection with the conversion.

The Mutual Holding Company, which owns approximately 55.5% of the outstanding common stock of the Company, will merge with and into the Company as part of the reorganization and its shares in the Company will be extinguished. The Company will then merge with and into the new Pennsylvania corporation. The new holding company will offer and sell shares of common stock in an amount representing the percentage ownership interest currently held by the Mutual Holding Company, based on an independent appraisal. The new holding company will offer shares of its common stock for sale to the Bank's eligible depositors and certain borrowers and others in a subscription and community offering in the manner and subject to the priorities set forth in the Plan. In addition, in connection with the conversion of the Mutual Holding Company, shares of the Company's common stock held by shareholders other than the Mutual Holding Company will be exchanged for shares of common stock of the new Pennsylvania corporation pursuant to an "exchange ratio" designed to preserve their aggregate percentage ownership interest. The exchange ratio will be determined based upon the independent appraisal of the new holding company and the results of the offering.

At the time of the conversion and reorganization, liquidation accounts will be established for the benefit of certain members of the Mutual Holding Company (the Bank's depositors and certain borrowers) by the new holding company and the Bank in an amount equal to the percentage ownership in the Company owned by the Mutual Holding Company multiplied by the Company's shareholders' equity as reflected in the latest statement of financial condition used in the final offering prospectus for the conversion plus the value of the net assets of the Company as reflected in the latest statement of financial condition of the Company prior to the effective date of the conversion and reorganization.

The conversion and reorganization is subject to approval of the Company's shareholders (including the approval of a majority of the shares held by persons other than the Mutual Holding Company), the Mutual Holding Company's members and regulatory agencies.

The costs associated with the stock offering will be deferred and will be deducted from the proceeds upon sale of the stock. To date, no stock offering expenses have been expensed. Approximately $177,000 of costs have been incurred and deferred. If the stock offering is unsuccessful, these costs will be expensed.